BLACKROCK LIQUIDITY FUNDS

BlackRock Liquid Federal Trust Fund

FedFund

(each, a “Fund,” and collectively, the “Funds”)

Supplement dated August 31, 2022 to the Mischler Financial Group Shares Summary Prospectuses and Prospectus of the Funds dated February 28, 2022, as supplemented to date

Effective October 20, 2022, Mischler Financial Group, Inc. shareholders will no longer be able to transmit purchase orders and redemption orders through Mischler Financial Group’s internet-based order entry program. Purchase orders and redemption orders will be able to be placed through the Funds’ internet-based order entry program and they will continue to be able to be placed through another internet-based order entry program or by such other electronic means as the Funds agree in their sole discretion.

Accordingly, effective October 20, 2022:

The third paragraph of the section of the Funds’ Summary Prospectuses entitled “Key Facts About BlackRock Liquid Federal Trust Fund—Purchase and Sale of Fund Shares” and “Key Facts About FedFund—Purchase and Sale of Fund Shares” and the third paragraph of the sections of the Funds’ Prospectus entitled “Fund Overview—Key Facts About BlackRock Liquid Federal Trust Fund—Purchase and Sale of Fund Shares” and “Fund Overview—Key Facts About FedFund—Purchase and Sale of Fund Shares” each are hereby deleted in their entirety and replaced with the following:

You may purchase or sell shares without paying a sales charge. You may generally purchase or redeem shares of the Fund each day on which the New York Stock Exchange and the Federal Reserve Bank of Philadelphia are open for business. To purchase or sell shares of the Fund, purchase orders and redemption orders must be transmitted to the Fund’s office in Wilmington, Delaware by telephone (800-441-7450; in Delaware 302-797-2350), through the Fund’s internet-based order entry program, or another internet-based order entry program, or by such other electronic means as the Fund agrees to in its sole discretion. The initial and subsequent investment minimums generally are as follows, although the Fund’s officers may reduce or waive the minimums in some cases:

Mischler Financial Group Shares
Minimum Initial Investment	$3 million for institutions.
Minimum Additional Investment	No subsequent minimum.

The third paragraph of the section of the Funds’ Prospectus entitled “Account Information—Purchase of Shares” is hereby deleted in its entirety and replaced with the following:

After an account is established, purchase orders for shares are accepted only on Business Days and must be transmitted to the Fund’s office in Wilmington, Delaware by telephone (800-441-7450; in Delaware 302-797-2350), through the Fund’s internet-based order entry program, or another internet-based order entry program, or by such other electronic means as the Fund agrees to in its sole discretion with you or your financial professional or your selected securities dealer, broker, investment adviser, service provider or industry professional (including BlackRock and its affiliates) (each, a “Financial Intermediary”).

The section of the Funds’ Prospectus entitled “Account Information—Purchase of Shares” is amended by deleting the table in that section in its entirety and replacing the table with the following:

Fund	Deadline (Eastern time)
BlackRock Liquid Federal Trust Fund[1]	2:30 p.m.
FedFund[2]	5:00 p.m.

[1]

Purchase orders for Shares of BlackRock Liquid Federal Trust Fund placed after 2:25 p.m. Eastern time will not be transmitted by the Fund’s internet-based order entry program. Account holders may transmit their trades during the next time window when internet-based trading resumes. The Fund also reserves the right to limit the amount of such orders or to reject an order for any reason.

[2]

Purchase orders for Shares of FedFund placed after 4:55 p.m. Eastern time will not be transmitted by the Fund’s internet-based order entry program. Account holders may transmit their trades during the next time window when internet-based trading resumes. The Fund also reserves the right to limit the amount of such orders or to reject an order for any reason.

The section of the Funds’ Prospectus entitled “Account Information—Redemption of Shares” is amended by deleting the table in that section in its entirety and replacing the table with the following:

Fund	Deadline (Eastern time)
BlackRock Liquid Federal Trust Fund[1]	2:30 p.m.
FedFund[2]	5:00 p.m.

[1]

Redemption orders for Shares of BlackRock Liquid Federal Trust Fund placed after 2:25 p.m. Eastern time will not be transmitted by the Fund’s internet-based order entry program. Account holders may transmit their trades during the next time window when internet-based trading resumes. Shareholders placing orders through a Financial Intermediary are responsible for making certain that their Financial Intermediary communicates the order to the Fund’s office no later than the stated deadline. The Fund reserves the right to limit the amount of such orders that will be paid on the same day.

[2]

Redemption orders for Shares of FedFund placed after 4:55 p.m. Eastern time will not be transmitted by the Fund’s internet-based order entry program. Account holders may transmit their trades during the next time window when internet-based trading resumes. Shareholders placing orders through a Financial Intermediary are responsible for making certain that their Financial Intermediary communicates the order to the Fund’s office no later than the stated deadline. The Fund reserves the right to limit the amount of such orders that will be paid on the same day.

Shareholders should retain this Supplement for future reference.

ALLPRO-MFG-0822SUP

2